                           DEFINITIVE PROXY MATERIALS

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission (as permitted by Rule
         14a-6(e)(2))

[X]      Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          RENAISSANCERE HOLDINGS LTD.
              ---------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                          RENAISSANCERE HOLDINGS LTD.
             -----------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11.

     1)   Title of each class of securities to which transaction applies:_______

     2)   Aggregate number of securities to which transaction applies:__________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction: _______________

     5)   Total fee paid: _____________________

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ___________

     2)   Form, Schedule or Registration Statement No: _____________

     3)   Filing Party: ___________

     4)   Date Filed: ____________

                          RENAISSANCERE HOLDINGS LTD.
                     RENAISSANCE HOUSE, 8-12 EAST BROADWAY
                             PEMBROKE HM 19 BERMUDA

  NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON
  DECEMBER 23, 1996

To the Shareholders of RenaissanceRe Holdings Ltd.:

     Notice is hereby given that a Special General Meeting of Shareholders (the "Special Meeting") of RenaissanceRe Holdings Ltd. (the "Company") will be held at Renaissance House, 8-12 East Broadway, Pembroke, Bermuda on December 23, 1996 at 10:00 a.m. Atlantic standard time for the following purposes:

     1. To consider, and if thought fit, approve an amendment to the Amended and Restated Bye-laws of the Company (the "Bye-laws") creating by redesignation of the authorized share capital of the Company and setting forth the rights and preferences of two new series of capital shares of the Company consisting of (i) 16,789,776 shares of Diluted Voting Class I Common Shares, $1.00 par value per share (the "Diluted Voting I Shares"), and (ii) 1,639,641 shares of Diluted Voting Class II Common Shares, $1.00 par value per share (the "Diluted Voting II Shares" and, together with the Diluted Voting I Shares, the "Diluted Voting Shares"), which will be issued pursuant to the approval of the Board of Directors of the Company (the "Board") to certain shareholders of the Company in exchange for an equal number of common shares, $1.00 par value per share (the "Full Voting Common Shares" and, together with the Diluted Voting Shares, the "Common Shares"), of the Company held by such shareholders on a one-for-one basis (the "Recapitalization");

     2.   To consider, and if thought fit, approve amendments to the Bye-laws
          (x) reducing the requisite affirmative vote at an annual or special general meeting of the Company's shareholders, from at least 66-2/3% of the issued and outstanding capital shares of the Company in order to approve (A) an amalgamation or reorganization of the Company; (B) an acquisition or disposition of all or substantially all of the Company's assets; (C) a liquidation, dissolution or winding up of the Company; or (D) an amendment to or repeal of such Bye-law, to (i) the affirmative vote of a majority of all issued and outstanding capital shares of the Company in order to approve such item (A), and (ii) the affirmative vote of a majority of the voting rights attached to all issued and outstanding Common Shares in order to approve such items
          (B), (C) and (D), (y) reducing the quorum requirement relating to shareholder votes contemplated by Bye-law 43(b); and (z) providing that the Board shall, with respect to any matter required to be submitted to a vote of the shareholders of the Company's wholly-owned subsidiary, Renaissance Reinsurance Ltd. ("Renaissance Reinsurance"), be required to submit a proposal relating to such matters to the shareholders of the Company and shall vote all the shares of Renaissance Reinsurance owned by the Company in accordance with and proportional to such vote of the Company's shareholders;

     3. To consider, and if thought fit, increase the size of the Board from nine members to eleven members and to authorize the Board to fill the vacancies created thereby without further shareholder action; and

     4. To act upon such other business as may properly come before the Special Meeting.

     The Board presently consists of eight directors and one vacancy. If the requisite shareholder approval at the Special Meeting of each of the Proposals listed above is received and the Recapitalization is consummated on or prior to December 31, 1996, the Board will appoint three additional individuals to fill the existing vacancies on the Board and to serve as directors of the Company (the "Nominees") until the Company's 1997 Annual General Meeting of Shareholders or until their successors are duly elected and qualified. For further information with respect to the Nominees, see "DIRECTORS, OFFICERS AND NOMINEES OF THE COMPANY--Nominees" in the accompanying Proxy Statement.

     All shareholders of record at the close of business on December 9, 1996 are entitled to notice of, and to vote at, the Special Meeting.

     TO ENSURE THAT YOUR SHARES ARE REPRESENTED, YOU ARE URGED TO PLEASE FILL IN, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

     PLEASE DATE THE ENCLOSED PROXY CARD AND SIGN IT EXACTLY AS YOUR NAME APPEARS ON THE PROXY CARD.

                              By order of the Board of Directors,

                              JAMES N. STANARD
December 9, 1996              Chairman of the Board

                           DEFINITIVE PROXY MATERIALS

                          RENAISSANCERE HOLDINGS LTD.
                               RENAISSANCE HOUSE
                               8-12 EAST BROADWAY
                             PEMBROKE HM 19 BERMUDA

                                  ____________

                    SPECIAL GENERAL MEETING OF SHAREHOLDERS
                               DECEMBER 23, 1996

                                  ____________


                              GENERAL INFORMATION


      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of RenaissanceRe Holdings Ltd. (the "Company") to be voted at the Special Meeting to be held at Renaissance House, 8-12 East Broadway, Pembroke, Bermuda on December 23, 1996 at 10:00 a.m. Atlantic standard time, or any adjournment thereof. This Proxy Statement, the Notice of Special Meeting and the accompanying form of proxy are being first mailed to shareholders of the Company on or about December 9, 1996.

      At the Special Meeting, shareholders will be asked to consider, and if thought fit, (1) approve an amendment to the Amended and Restated Bye-laws of the Company (the "Bye-laws") creating by redesignation of the authorized share capital of the Company and setting forth the rights and preferences of two new series of capital shares of the Company (the "New Shares Proposal") consisting of 16,789,776 shares of Diluted Voting Class I Common Shares, $1.00 par value per share (the "Diluted Voting I Shares"), and 1,639,641 shares of Diluted Voting Class II Common Shares, $1.00 par value per share (the "Diluted Voting II Shares" and, together with the Diluted Voting I Shares, the "Diluted Voting Shares"), which will be issued pursuant to the approval of the Board to certain shareholders of the Company in exchange for an equal number of the Company's common shares, par value $1.00 per share (the "Full Voting Common Shares" and, together with the Diluted Voting Shares, the "Common Shares"), held by such shareholders on a one-for-one basis (the "Recapitalization"); (2) approve amendments to the Bye-laws (the "Voting Proposal") (x) reducing the requisite affirmative vote at an annual or special general meeting of the Company's shareholders, from at least 66-2/3% of the issued and outstanding capital shares of the Company in order to approve (A) an amalgamation or reorganization of the Company; (B) an acquisition or disposition of all or substantially all of the Company's assets; (C) a liquidation, dissolution or winding up of the Company; or (D) an amendment to or repeal of such Bye-law, to (i) the affirmative vote of a majority of all issued and outstanding capital shares of the Company in order to approve such item (A), and (ii) the affirmative vote of a majority of the voting rights attached to all issued and outstanding Common Shares in order to approve such items (B), (C) and (D), (y) reducing the quorum requirement relating to shareholder votes contemplated by Bye-law 43(b); and (z) providing that the Board shall, with respect to any matter required to be submitted to a vote of the shareholders of the Company's wholly-owned subsidiary, Renaissance Reinsurance Ltd. ("Renaissance Reinsurance"), be required to submit a proposal relating to such matters to the shareholders of the Company and shall vote all the shares of Renaissance Reinsurance owned by the Company in accordance with and proportional to such vote of the Company's shareholders; and (3) increase the size of the Board from nine members to eleven members (the "Board Proposal") and authorize the Board to fill the vacancies created thereby without further shareholder action. The New Shares Proposal, the Voting Proposal and the Board Proposal are collectively referred to in this Proxy Statement as the "Proposals."

      The Board presently consists of eight directors and one vacancy. If the requisite shareholder approval at the Special Meeting of each of the Proposals is received and the Recapitalization is consummated, the Board will appoint three individuals to fill the existing vacancies on the Board and to serve as directors of the Company (the "Nominees") until the Company's 1997 Annual General Meeting of Shareholders (the "1997 Annual Meeting") or until their successors are duly elected and qualified. Subject to such shareholder approval, the Company presently expects that the

Recapitalization will be consummated and the Nominees will commence serving on the Board prior to December 31, 1996. For further information with respect to the Nominees, see "DIRECTORS, OFFICERS AND NOMINEES OF THE COMPANY--Nominees" in this Proxy Statement. Shareholders may also be asked to consider and take action with respect to such other matters as may properly come before the Special Meeting.

      As of December 9, 1996, the record date for the determination of persons entitled to receive notice of, and to vote at, the Special Meeting, there were 25,615,977 Full Voting Common Shares outstanding. Each Full Voting Common Share is entitled to one vote on each matter to be voted upon by the shareholders at the Special Meeting. The presence, in person or by proxy, of holders of (i) more than 50%, with respect to the New Shares Proposal and the Board Proposal, and (ii) of at least 66-2/3%, with respect to the Voting Proposal, of the Common Shares outstanding and entitled to vote on the matters to be considered at the Special Meeting is required to constitute a quorum for the transaction of business at the Special Meeting.

      The New Shares Proposal and the Board Proposal must be approved by the affirmative vote of a majority of votes cast, in person or by proxy, at the Special Meeting. The Voting Proposal must be approved by the affirmative vote at the Special Meeting of at least 66-2/3% of the Full Voting Common Shares outstanding. A hand vote will be taken unless shareholders request a poll pursuant to the Bye-laws. Warburg, Pincus Investors L.P. ("WPI"), GE Investment Private Placement Partners I, Limited Partnership ("GEIPPPI"), the Trustees of General Electric Pension Trust ("GEPT"), and United States Fidelity & Guaranty Company ("USF&G") (collectively, the "Founding Institutional Investors") have each informed the Company that they intend to vote their Full Voting Common Shares, representing in the aggregate sufficient voting power to approve each of the Proposals to be acted on at the Special Meeting, in favor of such Proposals. THEREFORE, APPROVAL OF EACH PROPOSAL DESCRIBED HEREIN AT THE SPECIAL MEETING IS ASSURED.

                          SOLICITATION AND REVOCATION

      PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD OF DIRECTORS OF THE COMPANY. THE PERSONS NAMED IN THE FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS. Such persons designated as proxies are officers of the Company. Any shareholder desiring to appoint another person to represent him or her at the Special Meeting may do so either by inserting such person's name in the blank space provided on the accompanying form of proxy, or by completing another form of proxy and, in either case, delivering the completed proxy to the Secretary of the Company at the address indicated above, before the time of the Special Meeting. It is the responsibility of the shareholder appointing such other person to represent him or her to inform such person of this appointment.

      All Full Voting Common Shares represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) FOR the New Shares Proposal, (2) FOR the Voting Proposal and (3) FOR the Board Proposal, and in accordance with the proxyholder's best judgment as to any other business raised at the Special Meeting. If a shareholder appoints a person other than the persons named in the enclosed form of proxy to represent him or her, such person will vote the shares in respect of which he or she is appointed proxyholder in accordance with the directions of the shareholder appointing him or her. Abstentions and broker non-votes will not be counted with regard to approval of the proposals with respect to which they are not voted. Any shareholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written or oral statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Special Meeting. Attendance at the Special Meeting by a shareholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

      The Company will bear its own cost of the solicitation of proxies. Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers and employees of the Company personally, by telephone or otherwise, but such persons will not be specifically compensated for such services. The Company also intends to make, through bankers, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Shares. Upon request, the Company will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Special Meeting to the beneficial owners of Full Voting Common Shares which such persons hold of record.

                              THE RECAPITALIZATION

CERTAIN TAX CONSIDERATIONS

 United States Taxation of U.S. Shareholders of Renaissance Reinsurance.

      Section 951(b) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), defines a United States shareholder ("U.S. Shareholder") as any U.S. citizen or resident, domestic corporation, partnership, estate or trust that owns (directly or indirectly through certain deemed ownership rules) 10% or more of the voting power of all classes of stock of a foreign corporation. In the case of insurance companies, such as the Company's wholly owned Bermuda subsidiary, Renaissance Reinsurance Ltd. ("Renaissance Reinsurance"), if U.S. Shareholders own, or are considered to own, more than 25% of the voting power or value of its shares, the corporation is classified as a "controlled foreign corporation" ("CFC").

      The Founding Institutional Investors presently are U.S. Shareholders of Renaissance Reinsurance because each of them is considered to indirectly own (through their direct, indirect or constructive ownership of Common Shares) at least 10% of the voting power of Renaissance Reinsurance. Collectively, they are considered to indirectly own more than 25% of the voting power and value of Renaissance Reinsurance, thereby causing Renaissance Reinsurance to be a CFC. Such status results in each such U.S. Shareholder being required to include in its income, based on the extent of its interest in the Company, its pro rata share of Renaissance Reinsurance's subpart F income. Substantially all of Renaissance Reinsurance's income is currently subpart F income. The Small Business Job Protection Act of 1996 amended the Code to provide that any such subpart F inclusion in income by a U.S. Shareholder that is a tax-exempt entity is treated as unrelated business taxable income. As a result of this change in law, tax-exempt U.S. Shareholders of the Company and tax-exempt partners of U.S. Shareholders of the Company are taxed on their allocable share of subpart F income of Renaissance Reinsurance.

 Related Person Insurance Income ("RPII") Rules.

      Certain special subpart F provisions of the Code may require U.S. persons to include their share of RPII of Renaissance Reinsurance in income even if such U.S. persons are not U.S. Shareholders of Renaissance Reinsurance (i.e., even if
                                                                   ----
they do not own, directly or indirectly, 10% or more of the voting power of the Company). RPII inclusion is not required, however, if certain definitional prerequisites are not satisfied. One such prerequisite for RPII inclusion (the "Insured Ownership Requirement") is that such inclusion is required only if 20% or more of the voting power or value of Renaissance Reinsurance's shares is owned directly or indirectly by U.S. persons insured or reinsured by Renaissance Reinsurance or by persons related to such insureds. The Company has sought to avoid RPII inclusion, but believes that it would have greater flexibility in writing insurance business if it also does not meet the Insured Ownership Requirement. USF&G and GEIPPPI are currently reinsured by Renaissance Reinsurance or are related to persons who are so reinsured, and together, they own more than 20% of the voting power and value of the Company. Consequently, the Insured Ownership Requirement is satisfied currently. Because USF&G and GE Investment Private Placement Partners I-Insurance, Limited Partnership ("Insurance L.P.") will own less than 20% of the voting power and value of the Company and GEIPPPI will not own any shares of the Company following the consummation of the Recapitalization and the Proposed Restructuring (as defined below), the Company believes that Renaissance Reinsurance will not satisfy the Insured Ownership Requirement. There can be no assurance, however, that RPII inclusion will not be required.

      There can be no assurance as to the treatment of the Diluted Voting Shares or other securities of the Company. The tax treatment of a holder of Common Shares, or a person treated as a holder of Common Shares for U.S. federal income, state, local or non-U.S. tax purposes may vary depending on the holder's particular tax situation. Legislative, judicial or administrative changes or interpretations may be forthcoming that could be retroactive and could affect the tax consequences to holders of Common Shares. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES TO THEM OF OWNING COMMON SHARES.

TERMS AND CONDITIONS OF THE RECAPITALIZATION

      In an effort to reduce the Company's RPII exposure and to mitigate the effects of subpart F income on certain direct and indirect holders of Common Shares, the Company proposes to consummate the Recapitalization on the terms and conditions described below.

 Exchange of Full Voting Common Shares for Diluted Voting Shares; Rights and Preferences of the Diluted Voting Shares; Conversion of Diluted Voting Shares upon Subsequent Transfer.

      Pursuant to the Recapitalization, the Company will issue two new classes of Common Shares--Diluted Voting I Shares and Diluted Voting II Shares. The Diluted Voting Shares will be issuable in exchange for an equal number of Full Voting Common Shares held by certain shareholders of the Company on a one-for-one basis.

      Each holder of Diluted Voting I Shares will be entitled to a fixed voting interest in the Company of up to 9.9% of all outstanding voting rights attached to the Common Shares, inclusive of the percentage interest in the Company represented by Controlled Common Shares (as defined below), but in no event greater than one vote for each Diluted Voting I Share so held.

      Each holder of Diluted Voting II Shares shall be entitled to one-third of a vote for each Diluted Voting II Share, provided, that in no event shall a
                                         --------
holder of Diluted Voting II Shares have greater than 9.9% of all outstanding voting rights attached to the Common Shares, inclusive of the percentage interest in the Company represented by Controlled Common Shares.

      With respect to any holder of Diluted Voting Shares, "Controlled Common Shares" means Common Shares owned directly, indirectly or constructively by such holder within the meaning of Section 958 of the Code and applicable rules and regulations thereunder.

      Upon any disposition of the Diluted Voting Shares by the respective holders thereof, the Diluted Voting Shares shall be convertible into an equal number of Full Voting Common Shares on a one-for-one basis at the option of the transferee thereof (the "Diluted Voting Share Purchaser") upon notice to the Company. In all other respects, the Diluted Voting Shares shall have the same terms, rights and preferences as the Full Voting Common Shares.

      The Company has reserved for issuance Full Voting Common Shares issuable upon conversion of the Diluted Voting Shares and will apply to the New York Stock Exchange (the "NYSE"), on which the Full Voting Common Shares are presently listed for trading, for the listing of such shares. The Company currently does not intend to list the Diluted Voting Shares on the NYSE.

 Proposed Restructuring; Exchange Rights.

      Subject to the requisite affirmative vote of each of the Proposals at the Special Meeting, each of GEPT and GEIPPPI expects to exchange all of the Full Voting Common Shares owned by it for Diluted Voting I Shares and Diluted Voting II Shares, as applicable, and directly or indirectly distribute or contribute, as the case may be, such Diluted Voting I Shares to a wholly owned subsidiary of GEPT ("PT Investments"), and such Diluted Voting II Shares to Insurance L.P. in a manner such that, following the consummation of such actions (collectively, the "Proposed Restructuring"), beneficial ownership of such Diluted Voting I Shares and Diluted Voting II Shares will be as set forth under "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS--Beneficial Ownership and Voting Rights After Giving Effect to the Recapitalization and Proposed Restructuring."

      Each of WPI and USF&G has informed the Company that, although it has no such present intention, it may, in the future, subject to approval of the Board (which approval is expected to be granted immediately following the Special Meeting), decide to exchange all or a portion of their respective Full Voting Common Shares for an equal number of Diluted Voting I Shares (collectively, the "Exchange Rights"). See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS--Beneficial Ownership and Voting Rights After Giving Effect to the Recapitalization and Proposed Restructuring." Approval of the New Shares Proposal at the Special Meeting will permit each of WPI and USF&G, subject to approval of the Board (which approval is expected to be granted immediately following the Special Meeting), to exercise its respective Exchange Right at any time without any requisite shareholder action in the future. See "--Certain Considerations--Possible Loss of CFC Status."

 Certain Corporate Governance and Other Changes.

      The Company also proposes, contingent upon the requisite affirmative vote in favor of the Proposals at the Special Meeting and the consummation of the Recapitalization, that (i) the size of the Board be increased from nine members (presently consisting of eight directors and one vacancy) to eleven members and the Board be authorized to fill the vacancies created thereby without further shareholder action and (ii) the Bye-Laws be amended (x) to reduce the requisite affirmative vote at an annual or special general meeting of the Company's shareholders from at least 66-2/3% of the issued and outstanding capital shares of the Company to the affirmative vote of (I) a majority of all issued and outstanding capital shares of the Company in order to approve an amalgamation or reorganization of the Company, and (II) a majority of the voting rights attached to all issued and outstanding Common Shares in order to approve an acquisition of all or substantially all of the assets of the Company, a liquidation, dissolution or winding up of the Company or the amendment to or repeal of such relevant Bye-law; (y) to reduce the quorum requirement relating to shareholder votes contemplated by Bye-law 43(b); and (z) providing that the Board shall, with respect to any matter required to be submitted to a vote of the shareholders of Renaissance Reinsurance, be required to submit a proposal relating to such matters to the shareholders of the Company and shall vote all the shares of Renaissance Reinsurance owned by the Company in accordance with and proportional to such vote of the Company's shareholders. The change contemplated by clause (z) of the preceding sentence shall no longer apply at such time as Renaissance Reinsurance shall no longer be a subsidiary of the Company or such time as no Diluted Voting Shares shall be outstanding.

      Additionally, the Company and the Founding Institutional Investors contemplate that, contingent upon the requisite affirmative vote in favor of the Proposals at the Special Meeting and the consummation of the Recapitalization,
(i) the existing shareholders agreement, dated as of August 1, 1995 (the "Shareholders Agreement"), by and among the Company and the Founding Institutional Investors, will be amended and restated (the "Amended Shareholders Agreement") to provide, among other things, that each of PT Investments, in place of GEPT, and Insurance L.P., in place of GEIPPPI, will have the right to designate one member to the Board, subject to certain terms and conditions set forth therein; and (ii) the existing registration rights agreement, dated as of May 7, 1996 (the "1996 Registration Rights Agreement"), by and among the Company, the Founding Institutional Investors and certain officers and employees of the Company (collectively, the "Management Investors") will be amended and restated (the "Amended Registration Rights Agreement") to provide, among other things, that the Diluted Voting Shares and the Full Voting Common Shares issued upon conversion thereof will be entitled to registration as provided therein. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS-- Shareholders Agreement" and "--Registration Rights."

RECOMMENDATION OF THE BOARD

      The Board met on October 18, 1996 to consider reports from Management concerning the terms and conditions of the Recapitalization. At that meeting, the Board, after considering the factors set forth below, by a unanimous vote (Messrs. Greene, Igou, Lee, Lummis and Newman did not participate in such determination and vote), determined that the terms and conditions of the Recapitalization and the Proposals, considered as a whole, are fair to, and in the best interests of, the Company and its shareholders. See "--Interests of Certain Parties."

      During the course of its deliberations, the Board considered, without assigning relative weights to, the following factors:

      (i)  the terms and conditions of the Recapitalization;

      (ii) the Company's reduced RPII exposure as a result of the consummation of the Recapitalization and the Proposed Restructuring;

      (iii) the desire of the Company to accommodate the Founding Institutional Investors, each of whom contributed a significant portion of the Company's initial financing in connection with the formation and capitalization of the Company in June 1993, in a transaction not deemed to be detrimental to the Company;

      (iv) the fact that the Recapitalization will result in relatively greater voting power for the Full Voting Common Shares that remain outstanding;

      (v) the various matters described under "--Certain Considerations" and "- -Interests of Certain Parties" below, which the Board concluded do not outweigh or materially detract from the benefits of the Recapitalization to the Company; and

      (vi) the determination by the Company to pay certain fees and expenses related to the Recapitalization, this proxy solicitation and the Special Meeting.

      Additionally, the Board appointed a Committee, consisting of Messrs. Cooper, Bahr and Stanard (the "Committee"), and delegated to it all requisite power to authorize and approve such further actions on behalf of the Board as the Committee should deem necessary or desirable to implement the Recapitalization and the matters related thereto, as the Committee should see fit. Pursuant thereto, the Committee met on December 2, 1996, to fix the Record Date and the date and time of the Special Meeting, and to take certain further actions to implement the Recapitalization.

      THE BOARD HAS UNANIMOUSLY DETERMINED THAT THE TERMS AND CONDITIONS OF THE RECAPITALIZATION AND EACH OF THE PROPOSALS, CONSIDERED AS A WHOLE, ARE FAIR TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS SHAREHOLDERS. MESSRS. GREENE, IGOU, LEE, LUMMIS AND NEWMAN DID NOT PARTICIPATE IN SUCH DETERMINATION AND VOTE. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF EACH OF THE PROPOSALS AT THE SPECIAL MEETING.


CERTAIN CONSIDERATIONS

      While the Board of Directors has unanimously determined (Messrs. Greene, Igou, Lee, Lummis and Newman did not participate in such determination and vote) that the terms and conditions of the Recapitalization and each of the Proposals, considered as a whole, are fair to, and in the best interests of, the Company and its shareholders, shareholders should fully consider the following possible consequences of the consummation of the Recapitalization when evaluating the Proposals.

 Board Representation; Control of the Company.

      A substantial majority of the members of the Board were nominated by the Founding Institutional Investors and elected to the Board pursuant to the Shareholders Agreement. The Founding Institutional Investors may be deemed to control the Company, both presently and following the consummation of the Recapitalization, the Proposed Restructuring and any exercise of the Exchange Rights, subject to approval of the Board. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS."

 Possible Loss of CFC Status.

      Each of WPI and USF&G has informed the Company that, although it has no such present intention, it may in the future, subject to approval of the Board (which approval is expected to be granted immediately following the Special Meeting), decide to exchange all or a portion of its Full Voting Common Shares for an equal number of Diluted Voting I Shares. Approval of the New Shares Proposal at the Special Meeting will permit WPI and USF&G, subject to such contemplated approval of the Board, to exercise the Exchange Rights at any time without any requisite shareholder action in the future. Depending on the number of Full Voting Common Shares so exchanged, Renaissance Reinsurance may cease to qualify as a CFC as a result. If Renaissance Reinsurance ceases to qualify as a CFC and is determined to be engaged in business in the

United States, its
investment income would be subject to U.S. corporate income tax, as well as the U.S. corporate branch profits tax, even if Renaissance Reinsurance qualifies for benefits under the United States-Bermuda Income Tax Treaty. There can be no assurance that either or both of WPI and USF&G will not exchange their Full Voting Common Shares for Diluted Voting I Shares in the future or that the Company will continue to qualify as a CFC in the future.

INTERESTS OF CERTAIN PARTIES

      GEPT, GEIPPPI, WPI and USF&G are Founding Institutional Investors of the Company and each contributed a substantial portion of the Company's initial capitalization in 1993 upon its formation. Pursuant to the Shareholders Agreement, since the Company's formation (i) Edmund D. Greene, an employee of General Electric Company, an affiliate of GEIPPPI, has served as GEIPPPI's designee to the Board; (ii) Gerald L. Igou, an officer of General Electric Investment Corporation, an affiliate of GEIPPPI, has served as GEPT's designee to the Board; (iii) John M. Lummis, an officer of USF&G Corporation, the parent company of USF&G, has served as USF&G's designee to the Board; and (iv) Howard
H. Newman, a managing director of E.M. Warburg, Pincus & Co., Inc., an affiliate of WPI ("EMW"), has served as a WPI designee to the Board. Kewsong Lee, an officer of Warburg, Pincus Ventures, Inc., an affiliate of WPI ("WP Ventures"), has served as a WPI designee to the Board pursuant to the Shareholders Agreement since December 1994. None of Messrs. Greene, Igou, Lee, Lummis and Newman participated in the determination of, and vote on, the terms and conditions of the Recapitalization, or the recommendation of the Board that the Company's shareholders vote for approval of the Proposals at the Special Meeting, at the Board meeting held on October 18, 1996.

      Pursuant to the Amended Shareholders Agreement, each of PT Investments and Insurance L.P. will have the right to appoint one director to the Board in accordance with the terms and conditions set forth therein, subject to the requisite affirmative vote of each of the Proposals and contingent upon the consummation of the Recapitalization. The Amended Shareholders Agreement will provide that the number of directors serving on the Board be fixed at eleven. Each of WPI and USF&G may, following approval of the Proposals by the Company's shareholders at the Special Meeting and subject to approval of the Board (which approval is expected to be granted immediately following the Special Meeting), exercise its Exchange Right at any time without further shareholder action, subject to the requisite affirmative approval of the New Shares Proposal at the Special Meeting. See "THE RECAPITALIZATION--Certain Considerations" and "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS-- Shareholders Agreement."

           DIRECTORS, EXECUTIVE OFFICERS AND NOMINEES OF THE COMPANY

DIRECTORS AND EXECUTIVE OFFICERS

      The table below sets forth the names, ages and titles of the persons who were directors of the Company and executive officers of the Company as of November 30, 1996.

NAME                         AGE                     POSITION
----                         ---                     --------
James N. Stanard...........   47  President and Chief Executive Officer,
                                  Chairman of the Board
Neill A. Currie............   43  Senior Vice President
David A. Eklund............   36  Senior Vice President
Keith S. Hynes.............   44  Senior Vice President and Chief Financial
                                  Officer
William I. Riker...........   36  Senior Vice President
Arthur S. Bahr.............   65  Director
Thomas A. Cooper...........   60  Director
Edmund B. Greene...........   58  Director
Gerald L. Igou.............   61  Director
Kewsong Lee................   31  Director
John M. Lummis.............   39  Director
Howard H. Newman...........   48  Director

      James N. Stanard has served as President and Chief Executive Officer and as a director of the Company since its formation in June 1993. From 1991 through June 1993, Mr. Stanard served as Executive Vice President of USF&G and was a member of a three-person Office of the President. As Executive Vice President of USF&G, he was responsible for USF&G's underwriting, claims and ceded reinsurance. From October 1983 to 1991, Mr. Stanard was an Executive Vice President of F&G Re, USF&G's start-up reinsurance subsidiary. Mr. Stanard was one of two senior officers primarily responsible for the formation of F&G Re, where he was responsible for underwriting, pricing and marketing activities of F&G Re during its first seven years of operations. As Executive Vice President of F&G Re, Mr. Stanard was personally involved in the design of pricing procedures, contract terms and analytical underwriting tools for all types of treaty reinsurance, including both U.S. and international property catastrophe reinsurance.

      Neill A. Currie has served as Senior Vice President of the Company since its formation in June 1993. Mr. Currie served as a director of the Company from August 1994 through August 1995. From November 1992 through May 1993, Mr. Currie served as Chief Executive Officer of G.J. Sullivan Co.-Atlanta, a private domestic reinsurance broker. From 1982 through 1992, Mr. Currie served as Senior Vice President at R/I and G.L. Hodson, predecessors to Willis Faber.

      David A. Eklund has served as Senior Vice President of the Company since February 1996. Mr. Eklund served as Vice President--Underwriting of the Company from September 1993 until February 1996. From November 1989 through September 1993, Mr. Eklund held various positions in casualty underwriting at Old Republic International Reinsurance Group, Inc., where he was responsible for casualty treaty underwriting and marketing. From March 1988 to November 1989, Mr. Eklund held various positions in catastrophe reinsurance at Berkshire Hathaway Inc., where he was responsible for underwriting and marketing finite risk and property catastrophe reinsurance.

      Keith S. Hynes has served as Senior Vice President and Chief Financial Officer of the Company since June 1994. Mr. Hynes was employed by Hartford Steam Boiler Inspection & Insurance Co. ("Hartford Steam") from January 1983 to January 1994. From April 1992 to January 1994, he served as Hartford Steam's Senior Vice President and Chief Financial Officer. From November 1986 to April 1992, Mr. Hynes worked in Hartford Steam's Underwriting Department, advancing to Senior Vice President and Chief Underwriting Officer, where he managed Hartford Steam's underwriting and ceded reinsurance activities, from April 1990 to April 1992. From January 1983 to November 1986, Mr. Hynes was Hartford Steam's Chief Investment Officer. Mr. Hynes held several investment management positions with Aetna Insurance Company from June 1978 to January 1983.

      William I. Riker has served as Senior Vice President of the Company since March 1995 and as Vice President--Underwriting of the Company from November 1993 until such time. From March 1993 through October 1993, Mr. Riker served as Vice President of Applied Insurance Research, Inc. Prior to that, Mr. Riker held the position of Senior Vice President, Director of Underwriting at American Royal Reinsurance Company ("American Royal"). Mr. Riker was responsible for developing various analytical underwriting tools while holding various positions at American Royal from 1984 through 1993.

      Arthur S. Bahr has served as a director of the Company since its formation in June 1993. Mr. Bahr served as Director and Executive Vice President-Equities of General Electric Investment Corporation ("GEIC"), a subsidiary of General Electric Company and registered investment adviser, from 1987 until December 1993. Mr. Bahr has served GEIC in various senior investment positions since 1978 and was a Trustee of General Electric Pension Trust from 1976 until December 1993. Mr. Bahr served as Director and Executive Vice President of GE Investment Management Incorporated, a subsidiary of General Electric Company and a registered investment adviser, from 1988 until his retirement in December 1993. From December 1993 until December 1995, Mr. Bahr served as a consultant to GEIC.

      Thomas A. Cooper has served as a Director of the Company since August 7, 1996. From May 1992 until August 1996 Mr. Cooper served as Chairman and Chief Executive Officer of TAC Bancshares, Inc. From April 1990 until May 1992 Mr. Cooper served as Chairman and Chief Executive Officer of Goldome FSB. From 1986 to April 1990, Mr. Cooper served as Chairman and Chief Executive Officer of Investment Services of America, one of the largest full service securities brokerage and investment companies in the United States. Prior thereto, Mr. Cooper served as President of Bank of America from February 1983 to April 1986. From 1980 to 1982 Mr. Cooper served as Vice Chairman of Mellon Bank. From 1978 to 1982, Mr. Cooper was President of Girard Bank in Philadelphia.

      Edmund B. Greene has served as a director of the Company since its formation in June 1993. Mr. Greene has served as Deputy Treasurer-Insurance of General Electric Company since March 1995. Prior to that, Mr. Greene was Manager-Corporate Insurance Operation of General Electric Company since 1985, and previously served in various financial management assignments since 1962.

      Kewsong Lee has served as a director of the Company since December 1994. Mr. Lee has served as a Vice President at WP Ventures since January 1, 1995.
Mr. Lee has served as an associate at EMW since 1992. Prior to joining EMW, Mr. Lee was a consultant at McKinsey & Company, Inc., a management consulting company, from 1990 to 1992. Mr. Lee serves as a director of several privately-held companies.

      Gerald L. Igou has served as a director of the Company since its formation in June 1993. Mr. Igou has served as a Vice President-Investment Analyst for GEIC since September 1993. He is a Certified Financial Analyst and has served GEIC in the capacities of investment analyst and sector portfolio manager since 1968. Prior to joining General Electric, Mr. Igou was an analyst with the Wall Street firms of Smith Barney Inc. and Dean Witter & Co.

      John M. Lummis has served as a director of the Company since July 1993. Mr. Lummis has served as Vice President-Business Development of USF&G Corporation since 1994 and served as Vice President and Group General Counsel for USF&G Corporation from 1991 until September 1995. USF&G Corporation is the parent company of USF&G. From 1982 until 1991, Mr. Lummis was engaged in the private practice of law with the law firm of Shearman & Sterling.

      Howard H. Newman has served as a director of the Company since its formation in June 1993. Mr. Newman has served as a Managing Director of EMW since 1987. Mr. Newman is a director of ADVO, Inc., Newfield Exploration Company and Comcast UK Cable Partners Limited.

NOMINEES

      Set forth below is information regarding the identity, age and professional background of each of the Nominees who will be appointed by the Board to fill the existing vacancies thereon and serve as directors of the Company until the 1997 Annual Meeting or until their successors are duly elected and qualified, subject to the requisite approval of each of the Proposals and contingent upon the consummation of the Recapitalization.

Sidney Lapidus
Age:  59

     Mr. Lapidus has served as a Managing Director of EMW since 1982. Mr. Lapidus is a director of Panavision Inc., Renaissance Communications Corp., Pacific Greystone Corporation, Caribiner International, Inc. and several privately held companies.

John C. Sweeney
Age:  52

     Mr. Sweeney has served as Senior Vice President and Chief Investment Officer of USF&G since 1992, and as Chairman of Falcon Asset Management since 1992. Prior thereto, Mr. Sweeney served as Principal and Practice Director of Towers Perrin Consulting Services from 1985 to 1992, and as Chief Investment Officer of McM/Occidential Peninsular Insurance Companies from 1981 to 1984. Mr. Sweeney also serves as a Director of USF&G Pacholder Fund, Inc.

David A. Tanner
Age:  38

    Mr. Tanner has served as a Managing Director of EMW since January 1993. Mr. Tanner served as a Vice President of EMW from January 1991 to January 1993 and was an associate at EMW from March 1986 to December 1990. Mr. Tanner is a director of Golden Books Family Entertainment, Inc., the New York Venture Capital Forum and several privately held companies. Mr. Tanner previously served as a director of the Company from December 1994 through May 1996.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

BENEFICIAL OWNERSHIP AS OF NOVEMBER 30, 1996

      The following table sets forth information as of November 30, 1996 with respect to the beneficial ownership of the Full Voting Common Shares by (i) each person known by the Company to own beneficially 5% or more of the outstanding Full Voting Common Shares, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and each of the four remaining most highly compensated executive officers of the Company, and (iv) all executive officers and directors of the Company as a group (notes follow on next page).

                                                           BENEFICIAL OWNERSHIP(1)
                                                 --------------------------------------
                                                  NUMBER OF               PERCENTAGE OF
                                                 FULL VOTING               OUTSTANDING
                                                   COMMON                  FULL VOTING
        BENEFICIAL OWNER                           SHARES                 COMMON SHARES
        ----------------                         -------------           ---------------
Warburg, Pincus Investors, L.P. (2)                  8,924,457                  34.84%
  466 Lexington Avenue
  New York, New York 10017
GE Investment Private Placement
 Partners I,                                         3,187,306                  12.44
  Limited Partnership (3)
  3003 Summer Street
  Stamford, Connecticut  06904
Trustees of General Electric Pension                 3,187,306                  12.44
 Trust (3)
  3003 Summer Street
  Stamford, Connecticut  06904
United States Fidelity and Guaranty                  3,130,348                  12.22
 Company
  100 Light Street
  Baltimore, Maryland  21202
James N. Stanard (4)                                 947,470                     3.70
Neill A. Currie (5)                                  205,009                      *
Keith S. Hynes (6)                                   170,893                      *
William I. Riker (7)                                 103,812                      *
David A. Eklund (8)                                  65,625                       *
Arthur S. Bahr                                       10,546                       *
Thomas A. Cooper                                         --                      --
Edmund B. Greene (9)                                     --                      --
Gerald L. Igou (9)                                       --                      --
Kewsong Lee                                              --                      --
John M. Lummis (10)                                   2,000                      *
Howard H. Newman (2)                                     --                      --
All Executive Officers and Directors of
 the Company (12 persons)                         1,505,355                    5.88

-------------

 *    Less than 1%.

 (1) Pursuant to the regulations of the Securities and Exchange Commission (the "Commission"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares whether or not such person has any pecuniary interest in such shares or the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

 (2) The sole general partner of WPI is Warburg, Pincus & Co., a New York general partnership ("WP"). Lionel I. Pincus is the managing partner of WP and may be deemed to control it. E.M. Warburg, Pincus & Company, a New York general partnership that has the same general partners as WP ("E.M. Warburg"), manages Warburg, Pincus. WP has a 20% interest in the profits of WPI and through its wholly owned subsidiary, EMW, owns 1.13% of the limited partnership interests in WPI. Howard H. Newman, a director of the Company, is a Managing Director of EMW and a general partner of WP and E.M. Warburg. As such, Mr. Newman may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) in an indeterminate portion of the Common Shares beneficially owned by WPI, EMW and WP. Mr. Newman disclaims "beneficial ownership" of the Common Shares owned by WPI within the meaning of Rule 13d-3 under the Exchange Act.

 (3) Does not include any Full Voting Common Shares indirectly held by GEPT or GEIPPI by virtue of GEPT's limited partnership interest in WPI or as a result of GEPT's or GEIPPI's indirect interest in USF&G by virtue of GEPT's, GEIPPI's and certain of their affiliates' holdings of 3,774,522 shares of common stock and 250,000 shares of Series B cumulative convertible preferred stock, that is convertible into 2,079,002 shares of common stock, of USF&G Corporation, the parent company of USF&G. GE Investment Management Incorporated is the general partner of GEIPPI and a wholly owned subsidiary of General Electric Company. As a result, each of GE Investment Management and General Electric Company may be deemed to be the beneficial owner of the Common Shares owned by GEIPPI.

 (4) Includes 286,605 Full Voting Common Shares issuable upon the exercise of options under the RenaissanceRe Holdings Ltd. Amended and Restated 1993 Stock Incentive Plan (the "Incentive Plan") that are vested and presently exercisable.

 (5) Includes 64,960 Full Voting Common Shares issuable upon the exercise of options under the Incentive Plan that are vested and presently exercisable.

 (6) Includes 27,125 Full Voting Common Shares issuable upon the exercise of options under the Incentive Plan that are vested and presently exercisable.

 (7) Includes 37,099 Full Voting Common Shares issuable upon the exercise of options under the Incentive Plan that are vested and presently exercisable.

 (8) Includes 23,035 Full Voting Common Shares issuable upon the exercise of options under the Incentive Plan that are vested and presently exercisable.

 (9) Mr. Greene is the Deputy Treasurer-Insurance of General Electric Company and Mr. Igou is a Vice President-Investment Analyst for GEIC. Messrs. Greene and Igou disclaim "beneficial ownership," within the meaning of Rule 13d-3 under the Exchange Act, of the Common Shares owned by GEPT and GEIPPI.

 (10) Mr. Lummis is the Vice President-Business Development for USF&G Corporation, the parent company of USF&G. Mr. Lummis disclaims "beneficial ownership" within the meaning of Rule 13d-3 under the Exchange Act of the Common Shares owned by USF&G.

BENEFICIAL OWNERSHIP AND VOTING RIGHTS AFTER GIVING EFFECT TO THE
RECAPITALIZATION AND PROPOSED RESTRUCTURING

      The table set forth below shows the number of Full Voting Common Shares, Diluted Voting I Shares or Diluted Voting II Shares, as the case may be, held and the applicable voting rights attaching to such share ownership pursuant to the Bye-laws (i) as of November 30, 1996 and (ii) as of December 31, 1996, as adjusted to give effect to the consummation of the Recapitalization and the Proposed Restructuring.


                                                                 AS OF DECEMBER 31, 1996,
                               AS OF NOVEMBER 30, 1996                AS ADJUSTED(2)
                          --------------------------------     ------------------------------

                          FULL VOTING COMMON                       COMMON
          NAME               SHARES HELD       VOTING RIGHTS     SHARES HELD    VOTING RIGHTS
----------------------   -------------------  ---------------  ---------------  -------------
GEPT..................             3,187,306          12.44%
PT Investments........                                              4,734,971(3)         5.08%
3003 Summer Street
Stamford, CT  06904
GEIPPPI...............             3,187,306          12.44
Insurance L.P.........                                              1,639,641(4)         2.62
3003 Summer Street
Stamford, CT  06904
WPI...................             8,924,457          34.84         8,924,457(1)        42.81
USF&G.................             3,130,348          12.22         3,130,348(1)        15.02
Executive Officers and
 Directors(5).........             1,066,531           4.16         1,066,531(1)         5.12
Public................             6,120,029          23.89         6,120,029(1)        29.36
       Total..........            25,615,977         100.00%       25,615,977          100.00%
----------------------   -------------------  -------------    --------------   -------------

(1) Consists solely of Full Voting Common Shares.
(2) Gives effect to the consummation of the Recapitalization and the Proposed Restructuring.
(3) Consists solely of Diluted Voting I Shares.
(4) Consists solely of Diluted Voting II Shares.
(5) Excludes an aggregate of 438,824 Full Voting Common Shares issuable upon the exercise of options under the Incentive Plan that are vested and presently exercisable.

To the extent that WPI and/or USF&G exercise their respective Exchange Rights in the future, the remaining outstanding Full Voting Common Shares will represent relatively greater voting rights.

SHAREHOLDERS AGREEMENT

      The Shareholders Agreement (which the parties thereto intend, upon shareholder approval of the Proposals at the Special Meeting, to amend and restate as discussed below) provides the Founding Institutional Investors with the ability, if they act in concert, to elect a majority of the members of the Board and approve or prevent certain actions requiring shareholder approval, including adopting amendments to the Company's Bye-laws and approving a merger or consolidation, liquidation or sale of all or substantially all of the assets of the Company.

      The Shareholders Agreement presently provides that, at all times, three Board members will be designated by WPI (the "WPI Directors"), two Board members will be designated by GEPT (the "GEPT Directors"), one Board member will be designated by GEIPPPI (the "GEIPPPI Director") and one Board member will be designated by

USF&G (the "USF&G Director").  At such time as either (i) WPI or
(ii) GEPT and GEIPPPI, in the aggregate, owns less than 3,706,144 Full Voting Common Shares, but at least 1,853,073 Full Voting Common Shares, the number of directors that either (i) WPI or (ii) GEPT and GEIPPPI, in the aggregate, as the case may be, are entitled to nominate shall be reduced to two and the number of directors shall be reduced accordingly. At such time as either (i) WPI or (ii) GEPT and GEIPPPI, in the aggregate, shall own less than 1,853,073 Full Voting Common Shares, but at least 741,229 Full Voting Common Shares, the number of directors that either (i) WPI or (ii) GEPT and GEIPPPI, in the aggregate, as the case may be, are entitled to nominate shall be reduced to one and the number of directors shall be reduced accordingly. At such time as any of (i) WPI, (ii) GEPT and GEIPPPI, in the aggregate, or (iii) USF&G shall own less than 741,229 Full Voting Common Shares, such party is no longer entitled to nominate any director and the number of directors shall be reduced accordingly.

      Subject to the requisite affirmative vote at the Special Meeting of each of the Proposals and contingent upon the consummation of the Recapitalization, the Company, WPI, PT Investments, Insurance L.P. and USF&G will enter into the Amended Shareholders Agreement pursuant to which the number of directors serving on the Board will be fixed at eleven. Pursuant to the Amended Shareholders Agreement, initially three Board members will be WPI Directors, one Board member will be designated by PT Investments, one Board member will be designated by Insurance L.P. and one Board member will be the USF&G Director. At such time as WPI shall own less than 3,706,144 Common Shares but at least 1,853,073 Common Shares, the number of directors that WPI will be entitled to nominate shall be reduced to two. At such time as WPI shall own less than 1,853,073 Common Shares, but at least 741,229 Common Shares, the number of directors WPI will be entitled to nominate shall be one. At such time as any of WPI, PT Investments or USF&G shall own less than 741,229 Common Shares, such party shall no longer be entitled to nominate any director to the Board. Insurance L.P., so long as it owns any Common Shares, shall be entitled to nominate one director. At such time as PT Investments and Insurance L.P. shall, in the aggregate, own less than 1,853,073 Common Shares, then PT Investments shall not have any right to nominate a director and Insurance L.P. shall have the right to nominate one director. At such time as Insurance L.P. shall own no Common Shares and PT Investments shall own at least 741,229 Common Shares, Insurance L.P. shall not have the right to nominate a director and PT Investments shall have the right to nominate one director.

REGISTRATION RIGHTS

      Pursuant to the 1996 Registration Rights Agreement (which the parties thereto intend, upon shareholder approval of the Proposals, to amend as discussed below), each of the Founding Institutional Investors and the Management Investors has the right to require registration by the Company on two separate occasions at any time of any Common Shares owned by the Founding Institutional Investors and the Management Investors and any capital shares of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any such shares (the "Registrable Shares"). The Company has the right once in any twelve-month period to not effect a demand for registration for up to 120 days if, in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders to effect such registration. In connection with such registrations, the Company will be required to bear all registration and selling expenses, other than underwriting fees and commissions. Registration rights under the 1996 Registration Rights Agreement are transferable to an assignee or transferee of Registrable Shares.

      Subject to the requisite affirmative vote at the Special Meeting of each of the Proposals and contingent upon the consummation of the Recapitalization, the Company, WPI, PT Investments, Insurance L.P., USF&G and the Management Investors will enter into the Amended Registration Rights Agreement pursuant to which each such party will have the right to require registration by the Company on two separate occasions at any time of the Full Voting Common Shares, Diluted Voting Shares or Full Voting Common Shares issued upon conversion of Diluted Voting Shares (collectively, the "Registrable Securities") held by any such person, as the case may be; provided, however, that the Company shall be
                            --------
required to honor a demand for registration of the Diluted Voting Shares only if it shall be a condition to the delivery of the Diluted Voting Shares contemplated by such registration that, immediately following the sale thereof by such holder, such Diluted Voting Shares shall be converted into Full Voting Common Shares. The Company will have the right once in any twelve-month period to not effect a demand for registration for up to 120 days if, in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders to effect such registration. In connection with such registrations, the Company will be required to bear all registration and selling expenses, other than underwriting fees and commissions. The Company currently does not intend to list the Diluted Voting Shares on the NYSE. Registration rights under the Amended Registration Rights Agreement will be transferable to an assignee or transferee of Registrable Securities in accordance with the terms of the Amended Registration Rights Agreement.

      The Company has filed a registration statement on Form S-8 (File No. 333-06339) under the Securities Act registering for sale Full Voting Common Shares issued upon the exercise of options granted pursuant to the Incentive Plan and the RenaissanceRe Holdings Ltd. Non-Employee Director Stock Plan.

                      PROPOSAL 1 - THE NEW SHARES PROPOSAL

                  AMENDMENT TO THE BYE-LAWS SETTING FORTH THE
                          TERMS AND CONDITIONS OF THE
                      DILUTED VOTING CLASS I COMMON SHARES
                                    AND THE
                     DILUTED VOTING CLASS II COMMON SHARES

      On October 18, 1996, the Board unanimously determined (Messrs. Greene, Igou, Lee, Lummis and Newman did not participate in such determination and vote) that the issuance of the Diluted Voting Shares (having the rights and preferences set forth in Annex I of Exhibit A hereto) to certain shareholders of the Company in exchange for an equal number of Full Voting Common Shares held by such shareholders on a one-for-one basis is advisable and in the best interests of the Company and its shareholders, and approved the issuance thereof, subject to shareholder approval of the New Shares Proposal. Pursuant to this Proposal, shareholders will vote to approve the full text of the requisite amendment and restatement of Bye-law 50 attached hereto as Exhibit A.

RECOMMENDATION AND VOTE

      Approval of the New Shares Proposal described above requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Special Meeting. The Founding Institutional Investors have each informed the Company that they intend to vote their Full Voting Common Shares in favor of this Proposal at the Special Meeting. Therefore, approval of this Proposal at the Special Meeting is assured.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE NEW SHARES PROPOSAL.

                        PROPOSAL 2 - THE VOTING PROPOSAL

    AMENDMENTS TO THE BYE-LAWS REDUCING THE REQUISITE SHAREHOLDER VOTE FOR
                                CERTAIN ACTIONS

      At present, Bye-law 43(b) requires the affirmative vote of at least 66-2/3% of all issued and outstanding Full Voting Common Shares at an annual or special general meeting of shareholders of the Company to approve (A) an amalgamation or reorganization of the Company; (B) an acquisition or disposition of all or substantially all of the Company's assets; (C) a liquidation, dissolution or winding up of the Company; or (D) an alteration, amendment or repeal of paragraph (b) of such Bye-law. Bye-law 38 presently provides that, in the case of annual or special shareholder meetings at which matters referred to in Bye-law 43(b) are to be considered, the presence of two persons present in person representing in person or by proxy more than 66-2/3% of the total issued and outstanding capital shares of the Company shall constitute a quorum. The Voting Proposal contemplates (x) an amendment and restatement of Bye-law 43(b) reducing such requisite percentage to (i) the affirmative vote of a majority of all issued and outstanding capital shares of the Company in order to approve such item (A), and (ii) the affirmative vote of a majority of the voting rights attached to all issued and outstanding Common Shares in order to approve such items (B), (C) and (D), (y) an amendment and restatement of Bye-law 38 reducing the quorum requirement relating to shareholder votes contemplated by Bye-law 43(b), and (z) an amendment of Bye-law 43(b) providing that the Board shall, with respect to any matter required to be submitted to a vote of the shareholders of Renaissance Reinsurance, be required to submit a proposal relating to such matters to the shareholders of the Company and shall vote all the shares of Renaissance Reinsurance owned by the Company in accordance with and proportional to such vote of the Company's shareholders.

      On October 18, 1996, the Board unanimously determined (Messrs. Greene, Igou, Lee, Lummis and Newman did not participate in such determination and vote) that such amendment and restatement of Bye-law 43(b) and Bye-law 38 was advisable and in the best interests of the Company and its shareholders. The full text of the amendment and restatement of Bye-law 43(b) contemplated by this Proposal is attached hereto as Exhibit B, and the full text of the amendment and restatement of Bye-law 38 contemplated by this Proposal is attached hereto as Exhibit C.

RECOMMENDATION AND VOTE

      Approval of the amendment and restatement of Bye-law 43(b) described above requires the affirmative vote of at least 66-2/3% of the outstanding Full Voting Common Shares entitled to vote at the Special Meeting. Approval of the amendment and restatement of Bye-law 38 described above requires the affirmative vote of at least a majority of the votes cast, in person or by proxy, at the Special Meeting. The Founding Institutional Investors have each informed the Company that they intend to vote their Full Voting Common Shares in favor of this Proposal at the Special Meeting. Therefore, approval of this Proposal at the Special Meeting is assured.

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE VOTING PROPOSAL.

                        PROPOSAL 3 - THE BOARD PROPOSAL

                          EXPANSION OF THE SIZE OF THE
             BOARD OF DIRECTORS FROM NINE MEMBERS TO ELEVEN MEMBERS
         AND AUTHORIZATION OF THE BOARD TO FILL THE RESULTANT VACANCIES

      At present, the Board consists of eight directors and one vacancy. Pursuant to the Amended Shareholders Agreement, the number of directors serving on the Board will be fixed at eleven, subject to the requisite affirmative vote of each of the Proposals and the consummation of the Recapitalization on or prior to December 31, 1996. On October 18, 1996, the Board unanimously determined (Messrs. Greene, Igou, Lee, Lummis and Newman did not participate in such determination and vote) that the increase in the number of directors serving on the Board from nine to eleven and authorizing the Board to fill the vacancies created thereby, without further shareholder action, is advisable and in the best interests of the Company and its shareholders.

      The Nominees will be appointed to the Board by the current members of the Board, without further shareholder action, subject to receipt of the requisite approval of the Proposals at the Special Meeting and the consummation of the Recapitalization, to serve until the 1997 Annual Meeting or until their successors are duly elected and qualified. See "DIRECTORS, EXECUTIVE OFFICERS AND NOMINEES OF THE COMPANY--Nominees" for further information regarding the Nominees.

RECOMMENDATION AND VOTE

      Approval of the increase in the size of the Board from nine members to eleven members and the authorization of the Board to fill the two vacancies created thereby, without further shareholder action, requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Special Meeting. The Founding Institutional Investors have each informed the Company that they intend to vote their Full Voting Common Shares in favor of this Proposal at the Special Meeting. Therefore, approval of this Proposal at the Special Meeting is assured.

  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE BOARD PROPOSAL.


                             ADDITIONAL INFORMATION

OTHER ACTION AT THE SPECIAL MEETING

     The Board knows of no other matters which are likely to be brought before the Special Meeting. However, if any other matters are brought before the Special Meeting, the proxyholders will vote proxies granted by shareholders in accordance with their best judgment.

                                                                       EXHIBIT A

 50.     Rights of shares
         ----------------

 Subject to any special rights previously conferred on the holders of any existing shares or class of shares, the share capital of the Company shall consist of Common Shares, par value US$1.00 per share, and shall, as authorized for issuance by the Board pursuant to these Bye-laws from time to time, be divided into 181,570,583 Full Voting Common Shares, 16,789,776 Diluted Voting Class I Common Shares and 1,639,641 Diluted Voting Class II Common Shares, the holders of which shall, subject to the provisions of these Bye-laws:

      (a) be entitled to one vote per share;

      (b) be entitled to such dividends as the Board may from time to time declare;

      (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganization or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

      (d) generally be entitled to enjoy all of the rights attaching to shares.

 In addition, the Diluted Voting Class I Common Shares and the Diluted Voting Class II Common Shares shall have the rights, terms, restrictions and preferences as set forth in Schedule A to these Bye-laws.

                                                                      ANNEX I TO
                                                                       EXHIBIT A

                  SCHEDULE A TO AMENDED AND RESTATED BYE-LAWS
                  -------------------------------------------

          DESIGNATIONS, NUMBER, VOTING POWERS; PREFERENCES AND RIGHTS
                                       OF
                      DILUTED VOTING CLASS I COMMON SHARES
                                      AND
                     DILUTED VOTING CLASS II COMMON SHARES

1.       Designation and Amount.
         ----------------------

         The shares of each such series shall be designated (i) the Diluted Voting Class I Common Shares, par value $1.00 per share (the "Diluted Voting I Shares"), and (ii) the Diluted Voting Class II Common Shares, par value $1.00 per share (the "Diluted Voting II Shares"). The number of shares constituting the Diluted Voting I Shares shall be 16,789,776 shares. The number of shares constituting the Diluted Voting II Shares shall be 1,639,641 shares.

2.       General.
         -------

       Except as provided in items 3 and 4 below, each Diluted Voting I
Share and each Diluted Voting II Share shall be entitled to the same rights, and be subject to the same restrictions, as the Full Voting Common Shares as set forth in these Bye-laws.

3.       Voting.
         ------

         A.   Diluted Voting I Shares.  Except as set forth below, holders of
              -----------------------
Diluted Voting I Shares shall be entitled to one vote for each Diluted Voting I Share held at each meeting of shareholders of the Company with respect to any and all matters presented to the shareholders of the Company for their action or consideration and upon which such holder is entitled to vote in accordance with these Bye-Laws. Except as provided by law or these Bye-laws, holders of Diluted Voting I Shares shall vote together with the holders of Common Shares and Diluted Voting II Shares as a single class.

         Except as required by law and in respect of a vote contemplated by Bye-law 43(b)(1), each holder of issued and outstanding Diluted Voting I Shares shall be entitled to a fixed voting interest in the Company of up to 9.9% of all outstanding voting rights attached to the Common Shares, inclusive of the percentage interest in the Company represented by Controlled Common Shares (as defined below) owned by the holder thereof from time to time, but in no event greater than one vote for each Diluted Voting I Share so held, at each meeting of shareholders of the Company with respect to any and all matters presented to the shareholders of the Company for their action or consideration and upon which such holder is entitled to vote in accordance with these Bye-laws.

         B.   Diluted Voting II Shares.  Except as required by law and in
              ------------------------
respect of a vote contemplated by Bye-law 43(b)(1), holders of Diluted Voting II Shares shall be entitled to one-third of a vote for each Diluted Voting II Share held, provided, that in no event shall a holder of Diluted Voting II Shares have
      --------
greater than 9.9% of all outstanding voting rights attached to the Common Shares, inclusive of the percentage interest in the Company represented by Controlled Common Shares, at each meeting of shareholders of the Company with respect to any and all matters presented to the shareholders of the Company for their action or consideration and upon which such holder is entitled to vote in accordance with these Bye-laws.

         Except as provided by law or these Bye-laws, holders of Diluted Voting II Shares shall vote together with the holders of Common Shares and Diluted Voting I Shares as a single class.

         C. As used herein, with respect to any holder of Diluted Voting Shares , "Controlled Common Shares" means Common Shares owned directly, indirectly or constructively by such holder within the meaning of Section 958 of the U.S. Internal Revenue Code of 1986, as amended, and applicable rules and regulations thereunder.

4.       Conversion.
         ----------

         Following a sale, transfer, exchange or other disposition of any Diluted Voting I Shares or Diluted Voting II Shares by a holder thereof, the Diluted Voting I Shares and Diluted Voting II Shares are convertible into an equal number of Full Voting Common Shares on a one-for-one basis at the option of the purchaser or transferee thereof upon two days prior written notice to the Company.

                                                                       EXHIBIT B
                                                                       ---------

   43(b) (1) Notwithstanding any other provisions of these Bye-laws to the contrary, the Company may authorize or effect any amalgamation or other reorganization of the Company with or into any Person (other than an amalgamation pursuant to Section 107 of the Act) in a General Meeting only upon the affirmative vote of a majority of all issued and outstanding capital shares of the Company.

          (2) Notwithstanding any other provisions of these Bye-laws to the contrary, the Company may (i) authorize or effect any acquisition or disposition of all or substantially all of the assets of the Company; (ii) authorize or effect the liquidation, dissolution or winding-up of the Company or (iii) amend, alter or repeal any provision of this Bye-law 43 in a General Meeting only upon the affirmative vote of a majority of the voting rights attached to all issued and outstanding Common Shares of the Company.

          (3) Notwithstanding any other provisions of these Bye-laws to the contrary, with respect to any matter required to be submitted to a vote of the shareholders of Renaissance Reinsurance Ltd. ("Renaissance Reinsurance"), the Company shall be required to submit a proposal relating to such matters to the shareholders of the Company and shall vote all the shares of Renaissance Reinsurance owned by the Company in accordance with and proportional to such vote of the Company's shareholders; provided, however, that the Board shall not
                                    --------  -------
be required to submit such a proposal contemplated by this Bye-law 43(b)(3) to the shareholders of the Company at such time as Renaissance Reinsurance shall no longer be a subsidiary of the Company or no Diluted Voting Shares shall be outstanding.

                                                                       EXHIBIT C
                                                                       ---------


38.      Quorum for General Meeting
         --------------------------

         At any General Meeting of the Company, two persons present in person and throughout the meeting representing in person or by proxy more than 50% of the total issued shares in the Company entitled to vote on the matters to be considered by the meeting shall form a quorum for the transaction of business. If, within half an hour from the time appointed for the meeting, a quorum is not present, the meeting shall stand adjourned to the same day two weeks later, at the same time and place or to such other day, time or place as the Board may determine. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

                       DEFINITIVE PROXY MATERIALS

[FORM OF PROXY-FRONT]

                          RENAISSANCERE HOLDINGS LTD.

 THIS PROXY IS SOLICITED ON BEHALF OF RENAISSANCERE HOLDINGS LTD. IN CONNECTION WITH ITS SPECIAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 23, 1996.

  The undersigned shareholder of RenaissanceRe Holdings Ltd. (the "Company") hereby appoints Keith S. Hynes and John D. Nichols, Jr., and each of them, as proxies, each with the power to appoint his substitute, and authorizes them to represent and vote as designated in this Proxy, all of the Common Shares, $1.00 par value per share, of the Company held of record by the undersigned shareholder on December 9, 1996 at the Special General Meeting of Shareholders of the Company to be held on December 23, 1996, and at any adjournment or postponement thereof, with all powers which the undersigned would possess if personally present, with respect to the matters listed on this Proxy. In their discretion, the proxies are authorized to vote such Common Shares upon such other business as may properly come before the Special General Meeting.

  THE SUBMISSION OF THIS PROXY IF PROPERLY EXECUTED REVOKES ALL PRIOR PROXIES.

  IF THIS PROXY IS EXECUTED AND RETURNED BUT NO INDICATION IS MADE AS TO WHAT ACTION IS TO BE TAKEN, IT WILL BE DEEMED TO CONSTITUTE A VOTE IN FAVOR OF EACH OF THE PROPOSALS SET FORTH ON THIS PROXY.

                          (continued on reverse side)


[FORM OF PROXY-BACK]

[X]  PLEASE MARK VOTES AS INDICATED IN THIS EXAMPLE

                                          For        Against        Abstain
                                          [_]          [_]            [_]


1. To approve an amendment to the Amended and Restated Bye-laws of the Company (the "Bye-laws") creating by redesignation of the authorized share capital of the Company and setting forth the rights and preferences of two new series of capital shares of the Company consisting of (i) 16,789,776 shares of Diluted Voting Class I Common Shares, $1.00 par value per share, and (ii) 1,639,641 shares of Diluted Voting Class II Common Shares, $1.00 par value per share, which will be issued pursuant to the approval of the Board to certain shareholders of the Company in exchange for an equal number of Common Shares, par value $1.00 per share, of the Company held by such shareholders on a one-for-one basis.



                                          For        Against        Abstain
                                          [_]          [_]            [_]

2. To approve amendments to the Bye-laws (x) amending and restating Bye-law 43(b) to reduce the requisite affirmative vote at an annual or special general meeting of the Company's shareholders, from at least 66-2/3% of the issued and outstanding capital shares of the Company in order to approve (A) an amalgamation or reorganization of the Company; (B) an acquisition or disposition of all or substantially all of the Company's assets; (C) a liquidation, dissolution or winding up of the Company; or (D) an amendment to or repeal of such Bye-law, to (i) the affirmative vote of a majority of all issued and outstanding capital shares of the Company in order to approve such item (A), and (ii) the affirmative vote of a majority of the voting rights attached to all issued and outstanding Common Shares in order to approve such items (B), (C) and (D), (y) amending and restating Bye-law 38 to reduce the quorum requirements relating to shareholder votes contemplated by Bye-law 43(b); and (z) amending Bye-law 43(b) to provide that the Board shall, with respect to any matter required to be submitted to a vote of the shareholders of the Company's wholly-owned subsidiary, Renaissance Reinsurance Ltd. ("Renaissance Reinsurance"), be required to submit a proposal relating to such matters to the shareholders of the Company and shall vote all the shares of Renaissance Reinsurance owned by the Company in accordance with and proportional to such vote of the Company's shareholders.

                                          For        Against        Abstain
                                          [_]          [_]            [_]

3. To establish the number of directors serving on the Board at eleven, and to approve the Board's ability to fill the vacancies on the Board created as a result of the foregoing, without further shareholder action.


    RENAISSANCERE HOLDINGS LTD. RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
                            PROPOSALS LISTED ABOVE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN THIS PROXY BELOW AND RETURN PROMPTLY IN THE ENCLOSED
 ENVELOPE
--------------------------------------------------------------------------------
Please sign your name or names exactly as it appears on your share certificate(s). When signing as attorney, executor, administrator, trustee, guardian or corporate executor, please give your full title as such. For joint accounts, all co-owners should sign.
--------------------------------------------------------------------------------



Please be sure to sign and date this Proxy.              Date
--------------------------------------------------------------------------------



Shareholder sign here                        Co-owner sign here
--------------------------------------------------------------------------------